UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2011

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX 75204

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2011, the Board of Directors (the “Board”) of Dean Foods Company (the “Company”) adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”). The amendments to the Bylaws are summarized below.

•	The amendments to Article II, Section 2 and Section 4 confirm that the Board may, in its sole discretion, postpone, reschedule or cancel any meeting of stockholders.

•

The amendments to Article II, Section 3: (i) clarify that a stockholder seeking to bring business before an annual meeting must be a stockholder of record at the time of giving such notice to the Company and at the time of the meeting at which such business is considered; (ii) add the requirement that the notice include the text of the proposal or business, including the text of any resolutions proposed and the text of any proposed amendment to the Bylaws; (iii) clarify the requirement that the disclosures made by the stockholder submitting the notice must also include information with respect to the beneficial owner on whose behalf such proposal is made, if any; (iv) clarify the disclosure required for various types of derivative securities; (v) add the requirement that the notice provide a representation of whether the stockholder or the beneficial owner on whose behalf the proposal is made, if any, intends or is part of a group which intends to deliver a proxy statement or otherwise solicit proxies in support of the proposal; (vi) add the requirement that the notice contain any other information relating to such stockholder, and beneficial owner on whose behalf such proposal is made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (vii) clarify that the requirements of Section 3 are deemed satisfied by a stockholder with respect to a proposal if the stockholder has notified the Company of its intention to present the proposal in compliance with the Exchange Act and such proposal has been included in the Company’s proxy statement.

•

The amendments to Article II, Section 7 track the provisions of recently amended Section 219 of the Delaware General Corporation Law (“DGCL”) and provide that the stock list of the Company, prior to a meeting of stockholders, be open to examination by stockholders on a reasonably accessible electronic network or at the principal place of business of the Company.

•

The amendments to Article II, Section 8 clarify when a stockholder may be treated as represented by proxy at a meeting of stockholders. Section 8 is also amended to reflect recent amendments to Section 222 of the DGCL to provide that if a new record date for the determination of stockholders entitled to vote at a meeting is fixed after the adjournment of a meeting of stockholders, the Board shall fix as the record date for determining stockholders entitled to notice of the adjourned meeting the same or an earlier date as the date fixed for the determination of stockholders entitled to vote at the adjourned meeting, and that the Company shall give notice of the adjourned meeting to stockholders of record as of the record date fixed for such purpose.

•	Article II, Section 12 limiting stockholders’ ability to act by written consent without a meeting of stockholders was deleted.

•	Article II, Section 13 was added to clarify the powers of the person presiding over any stockholder meeting.

•

The amendment to Article III, Section 1 tracks the language of Section 141(a) of the DGCL to provide that the business and affairs of the corporation shall be managed by or under the direction of the Board.

•

The amendments to Article III, Section 6: (i) clarify that a stockholder seeking to bring a nomination before an annual meeting must be a stockholder of record at the time of giving such notice to the Company and at the time of the meeting at which such nomination is considered; (ii) add the requirement that the notice include the nominee’s written consent to being named in a proxy statement as a nominee and to serve as a director if elected; (iii) clarify the requirement that the disclosures made by the stockholder submitting the notice must also include information with respect to the beneficial owner on whose behalf such proposal is made, if any; (iv) clarify the disclosure required for various types of derivative securities; (v) add the requirement that the notice provide a representation of whether the stockholder or the beneficial owner on whose behalf the nomination is made, if any, intends or is part of a group which intends to deliver a proxy statement or otherwise solicit proxies in support of the nomination; and (vi) add the requirement that the notice contain any other information relating to such stockholder, and beneficial owner on whose behalf such nomination is made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the nomination pursuant to and in accordance with Section 14(a) of the Exchange Act.

•	The amendment to Article IV, Section 1 clarifies that the time and place of meetings of the Board shall be fixed by resolution of the Board.

•

The amendment to Article IV, Section 4 confirms that, in accordance with Section 141 of the DGCL, a quorum of the Board must consist of at least one-third of the whole Board, even if less than the whole Board is then in office.

•	The amendment to Article IV, Section 6 clarifies that members of the Board may consent to action in writing or by means of electronic transmission.

•

The amendment to Article V, Section 1 opts into and otherwise takes advantage of the provisions of Section 141(c)(2) of the DGCL, which enables the Board to create committees that are subject to fewer statutory limitations on their establishment and authority.

•	The amendment to Article VIII, Section 5 clarifies that officers elected by the Board may only be removed by the affirmative vote of a majority of the Board, and not by the President.

•	The amendments to Article VIII, Section 8 and Section 9 clarify the powers and authority vested in the Chairman of the Board and the President.

•	The amendment to Article IX, Section 1 permits the Company to issue uncertificated shares of stock.

•

The amendment to Article IX, Section 3 permits the Board to set bifurcated record dates for meetings of stockholders by permitting (but not requiring) the Board to set a record date for determining stockholders entitled to notice of the meeting and a different record date for determining stockholders entitled to vote at the meeting, in accordance with recent changes to Section 213 of the DGCL.

•

The amendments to the Bylaws clarify that the Company may give notice to stockholders and the Board by means of electronic transmission in accordance with applicable law, and that notice may be waived by any stockholder or member of the Board by means of electronic transmission in accordance with applicable law.

•	The amendments to the Bylaws provide that meetings of the stockholders of the Company and of the Board may be held by means of remote communication.

The description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended, which are attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Bylaws of Dean Foods Company, as adopted on November 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2011	DEAN FOODS COMPANY

	By:	/s/ Steven J. Kemps
Steven J. Kemps Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Dean Foods Company, as adopted on November 16, 2011.